SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 29, 2003

                            WAYPOINT FINANCIAL CORP.
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               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                         0-22399                    25-1872581
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(State or Other Jurisdiction     (Commission File No.)      (I.R.S. Employer
of Incorporation)                                          Identification No.)


235 N. Second Street, Harrisburg, PA                                17101
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (717) 236-4041



                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEMS 1, 2, 3, 4, AND 6: Not Applicable


ITEM 5.     Other Events
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            A. Waypoint Financial Corp. Reports Completion of Third Stock Repurchase Program and Initiates Repurchases Under New Stock Repurchase Program.


ITEM 7.     Financial Statements, Pro Forma Financial Information, and Exhibits
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            A.  Exhibit 99.1  - Press Release
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                  WAYPOINT FINANCIAL CORP.



DATE:  January 30, 2003                           By: S//  James H. Moss
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                                                  James H. Moss
                                                  Executive Vice President
                                                  Chief Financial Officer